Exhibit 99.3 Reconciliation of Adjusted income from continuing operations

	As reported Quarter Ended June 30, 2013	Adjustments	As adjusted Quarter Ended June 30, 2013	As reported Quarter Ended March 31, 2013	Adjustments	As adjusted Quarter Ended March 31, 2013	As reported Quarter Ended June 30, 2012	Adjustments	As adjusted Quarter Ended June 30, 2012

Net sales	$572.6		$572.6	$537.5		$537.5	$427.8		$427.8
Operating costs and expenses:
Cost of sales	422.7		422.7	392.6		392.6	359.9		359.9
Depreciation and amortization	20.8		20.8	18.7		18.7	17.9		17.9
Selling and administrative	35.5		35.5	35.4		35.4	30.7		30.7
(Gain) loss on sale or impairment of long-lived assets, net	(0.7)	0.7	—	—	—	—	0.1	(0.1)	—
Other operating credits and charges, net	5.4	(5.4)	—	1.6	(1.6)	—	0.2	(0.2)	—
Total operating costs and expenses	483.7		479.0	448.3		446.7	408.8		408.5
Income from operations	88.9		93.6	89.2		90.8	19.0		19.3
Non-operating income (expense):
Interest expense, net of capitalized interest	(9.8)		(9.8)	(10.6)		(10.6)	(13.1)		(13.1)
Investment income	3.1		3.1	3.5		3.5	3.4		3.4
Early debt extinguishment	—		—	—		—	(52.2)	52.2	—
Gain on acquisition	35.9	(35.9)	—	—		—
Other non-operating items	(3.6)		(3.6)	(0.7)		(0.7)	(2.6)		(2.6)
Total non-operating income (expense)	25.6		(10.3)	(7.8)		(7.8)	(64.5)		(12.3)
Income (loss) from continuing operations before taxes and equity in income (loss) of unconsolidated affiliates	114.5		83.3	81.4		83.0	(45.5)		7.0
Provision (benefit) for income taxes	24.4	(24.4)	—	23.2	(23.2)	—	(11.1)	11.1	—
"Normalized" tax rate @ 35%	—	30.9	30.9	—	31.6	31.6	—	1.4	1.4
Equity in (income) loss of unconsolidated affiliates	(4.1)	(2.7)	(6.8)	(7.2)		(7.2)	2.8		2.8
Income (loss) from continuing operations	94.2		59.2	65.4		58.6	(37.2)		2.8
Loss from discontinued operations before taxes	(0.2)		(0.2)	(0.1)		(0.1)	(0.1)		(0.1)
Benefit for income taxes	(0.1)		(0.1)	—		—	—		—
Loss from discontinued operations	(0.1)		(0.1)	(0.1)		(0.1)	(0.1)		(0.1)
Net income (loss)	$94.1		$59.1	65.3		$58.5	$(37.3)		$2.7
Income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$0.68		$0.43	$0.47		$0.42	$(0.27)		$0.02
Loss from discontinued operations	—		—	—		—	—		—
Net income (loss) per share	$0.68		$0.43	$0.47		$0.42	$(0.27)		$0.02
Income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$0.65		$0.41	$0.45		$0.41	$(0.27)		$0.02
Loss from discontinued operations	—		—	—		—	—		—
Net income (loss) per share	$0.65		$0.41	$0.45		$0.41	$(0.27)		$0.02

Average shares of stock outstanding - basic	139.1		139.1	138.4		138.4	137.0		137.0
Average shares of stock outstanding - diluted	144.1		144.1	144.4		144.4	137.0		137.0

	As reported Six Months Ended June 30, 2013	Adjustments	As Adjusted Six Months Ended June 30, 2013	As reported Six Months Ended June 30, 2012	Adjustments	As Adjusted Six Months Ended June 30, 2012

Net sales	$1,110.1		$1,110.1	$789.3		$789.3
Operating costs and expenses:
Cost of sales	815.3		815.3	673.2		673.2
Depreciation and amortization	39.5		39.5	37.0		37.0
Selling and administrative	70.9		70.9	62.0		62.0
Loss on sale or impairment of long-lived assets, net	(0.7)	0.7	—	0.2	(0.2)	—
Other operating credits and charges, net	7.0	(7.0)	—	—	—	—
Total operating costs and expenses	932.0		925.7	772.4		772.2
Income (loss) from operations	178.1		184.4	16.9		17.1
Non-operating income (expense):
Interest expense, net of capitalized interest	(20.4)		(20.4)	(25.7)	(1.0)	(26.7)
Investment income	6.6		6.6	7.6		7.6
Early debt extinguishment	—		—	(52.2)	52.2	—
Gain on acquisition	35.9	(35.9)	—	—		—
Other non-operating items	(4.3)		(4.3)	(2.7)		(2.7)
Total non-operating income (expense)	17.8		(18.1)	(73.0)		(21.8)
Income (loss) from continuing operations before taxes and equity in income (loss) of unconsolidated affiliates	195.9		166.3	(56.1)		(4.7)
Provision (benefit) for income taxes	47.6	(47.6)	—	(12.3)	12.3	—
"Normalized" tax rate @ 35%	—	62.5	62.5	—	(3.3)	(3.3)
Equity in (income) loss of unconsolidated affiliates	(11.3)	(2.7)	(14.0)	4.6		4.6
Income (loss) from continuing operations	159.6		117.8	(48.4)		(6.0)
Loss from discontinued operations before taxes	(0.3)		(0.3)	(0.3)		(0.3)
Benefit for income taxes	(0.1)		(0.1)	(0.1)		(0.1)
Loss from discontinued operations	(0.2)		(0.2)	(0.2)		(0.2)
Net income (loss)	$159.4		$117.6	$(48.6)		$(6.2)
Income (loss) per share of common stock (basic):
Income (loss) from continuing operations	$1.15		$0.85	$(0.35)		$(0.04)
Loss from discontinued operations	—		—	—		—
Net income (loss) per share	$1.15		$0.85	$(0.35)		$(0.04)
Income (loss) per share of common stock (diluted):
Income (loss) from continuing operations	$1.10		$0.82	$(0.35)		$(0.04)
Loss from discontinued operations	—		—	—		—
Net income (loss) per share	$1.10		$0.82	$(0.35)		$(0.04)

Average shares of stock outstanding - basic	138.8		138.8	136.8		136.8
Average shares of stock outstanding - diluted	144.3		144.3	136.8		136.8